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                                                                    EXHIBIT 10.4

                             [BANK OF AMERICA LOGO]

To:                        Health Care Reit Inc.
                           One SeaGate Ste 1500
                           Toledo OH 43604
Attn:                      Mike Crabtree
Telephone:                 419-247-2811
Fax:                       419-247-2826

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago
                           Illinois 60606
                           U.S.A.

Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1)312 234 3603

Date:                      10th May 2004

Our Reference No:          3229283
Reference Name:            DMuller JSmith
Internal Tracking No:      13124241

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Health Care Reit Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form, as if the parties had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

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In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means
Health Care Reit Inc.

GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

  Notional Amount:             USD 50,000,000.00

  Trade Date:                  6th May 2004

  Effective Date               7th May 2004

  Termination Date:            15th November 2013

  FIXED AMOUNTS:

    Fixed Rate Payer:          Party A

    Fixed Rate Payer
    Payment Dates:             The 15th of each May and November, commencing on
                               15th May 2004 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

    Fixed Rate Payer
    Period End Dates:          The 15th of each May and November, commencing on
                               15th May 2004 and ending on the Termination Date.
                               No adjustment.

    Fixed Rate:                6.00000 per cent

    Fixed Rate Day
    Count Fraction:            30/360

  FLOATING AMOUNTS:

    Floating Rate Payer:       Party B

    Floating Rate Payer
    Payment Dates:             The 15th of each May and November, commencing on
                               15th May 2004 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

    Final Calculation Period:  For the purposes of Section 4.13. of the
                               Definitions, the Termination Date shall be subject to adjustment in accordance with the Following Business Day Convention

    Floating Rate for initial
    Calculation Period:        1.77125 per cent

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    Floating Rate Option:      USD-LIBOR-BBA

    Designated Maturity :      6 Month

    Spread:                    plus 0.69500 per cent

    Floating Rate Day
    Count Fraction:            Actual/360

    Reset Dates:               Last day of each Calculation Period

    BUSINESS DAYS:             New York

    CALCULATION AGENT:         Party A

    RECORDING OF CONVERSATIONS:

    Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

    CREDIT SUPPORT DOCUMENT:

    In addition to any Credit Support Documents specified in the Agreement, the following shall be Credit Support Documents with respect to Party B:

    (i) each agreement or document providing for collateral or security for the obligations of Party B hereunder.

    CREDIT SUPPORT PROVIDERS:

    In addition to any Credit Support Providers specified in the Agreement, the following shall be Credit Support Providers with respect to Party B:

    (i) any person executing a Credit Support Document with respect to Party B.

    Party B agrees and acknowledges that any and all Collateral, guarantees, or security interests heretofore or hereafter pledged, guaranteed, or granted to Party A pursuant to a Credit Agreement, guarantee, or related document shall also serve as collateral security for or guarantee of the obligations of Party B hereunder and Party B hereby grants to Party A a continuing security interest in any and all Collateral heretofore or hereafter pledged to Party A pursuant to a Credit Agreement or related document as security for any and all obligations of Party B hereunder. Party B agrees to cause any security interest granted pursuant to any Credit Agreement or related document to specifically include the obligations of

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    Party B hereunder as secured obligations thereunder. As used herein, (a)
    "Credit Agreement" means any note, instrument, agreement or other document for borrowed money now or hereafter entered into between Party A and Party B, as the same may be amended, modified, supplemented, restated or replaced from time to time with the consent of Party A and (b) "Collateral" means any or all accounts, equipment, general intangibles, instruments, inventory, intellectual property and all proceeds and products of such in which Party B has an ownership interest or any other property which may be included or more specifically defined in such Credit Agreement.

    ADDITIONAL TERMINATION     Additional Termination Event will apply. The
    EVENT:                     following event shall constitute an Additional
                               Termination Event with respect to which
                               Party B shall be the Affected Party:

                               (i) If Party B fails to execute and deliver to Party A an ISDA Master Agreement in form and substance satisfactory to Party A on or before August 4, 2004.

ACCOUNT DETAILS:

    Account for payments to
    Party A:                                        USD
                               Pay to:              Bank of America NA New York
                               ABA#:                026009593
                               For Account of:      Bank of America NA Charlotte
                               Account Number:      6550-219386
                               Swift Code:          BOFAUS6SGDS

    Account for payments to                         USD
    Party B:                                        To be advised

OFFICES:

    The Office of Party A for
    this Transaction is:       Charlotte - NC United States
                               Please send reset notices to
                               fax no. (+1 312) 234 3603

    The Office of Party B for
    this Transaction is:       Toledo - OH United States

GOVERNING LAW:                 the laws of the State of New York (without
                               reference to the conflict of the laws provisions thereof)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Globel Derivative Operations (fax no. (+1
312)234 3603).

                                     Accepted and confirmed as of the date first
                                     written:
Bank of America N.A.                 Health Care Reit Inc.

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By: /s/ Dave Walker                           By: /s/ Michael A. Crabtree
    -------------------------                 ------------------------------
    Dave Walker                               Name: Michael A. Crabtree
    Senior Vice President                     Title: Treasurer
    Authorised Signatory

Our Reference Number:        3229283
Internal Tracking No:        13124241

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